Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

21. Subsequent Events

Chartwell. On February 15, 2012, the company announced it will partner with Chartwell Seniors Housing Real Estate Investment Trust to own and operate a portfolio of 42 seniors housing and care communities located in Canada. The portfolio is being acquired for $925 million. This transaction will be structured under RIDEA with 39 facilities owned 50% by us and 50% by Chartwell, and three facilities wholly owned by us. Our $503 million investment will be through a combination of cash and the pro rata assumption of secured debt. Chartwell will provide management services to the communities under an incentive-based management contract.